Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of BioPower Operations Corporation (the “Company”) for the quarter ended May 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Troy MacDonald, Chief Executive Officer of the Company, and Robert D. Kohn, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: July 15, 2022	/s/ Troy MacDonald
Troy MacDonald, Chief Executive Officer (principal executive officer)

Date: July 15, 2022	/s/ Robert D. Kohn
Robert D. Kohn, Chief Financial Officer (principal financial officer)